Sub-Item 77Q(1)(a) - Copies of any material amendments to the registrant's charter or by-laws:

Articles of Amendment to the Articles of Incorporation of the Registrant dated July 28, 2008 are incorporated by reference to Exhibit 23(a)(ix) of Post-Effective Amendment
No. 35 to the Registrant's Registration Statement filed with the Securities and Exchange Commission ("SEC") on October 20, 2008 (Accession No. 0000930413-08-006088).

Articles of Amendment to the Articles of Incorporation of the Registrant dated October 2, 2008 are incorporated by reference to Exhibit 23(a)(x) of Post-Effective Amendment
No. 35 to the Registrant's Registration Statement filed with the SEC on October 20, 2008 (Accession No. 0000930413-
08-006088).



Sub-Item 77Q(1)(e) - Copies of any new or amended investment advisory contracts:

On September 23, 2008, the Board of Directors of the
Registrant approved a Sub-Advisory Agreement dated October
1, 2008 among the Registrant, Bessemer Investment
Management LLC ("BIM") and Champlain Investment Partners,
LLC ("Champlain") with respect to the Old Westbury Global
Small & Mid Cap Fund.  The Sub-Advisory Agreement with
Champlain is incorporated by reference to Exhibit
23(d)(iii) of Post-Effective Amendment No. 35 to the
Registrant's Registration Statement filed with the SEC on October 20, 2008 (Accession No. 0000930413-08-006088).

On September 23, 2008, the Board of Directors of the
Registrant approved a Sub-Advisory Agreement dated
September 24, 2008 among the Registrant, BIM and Shenkman
Capital Management, Inc. ("Shenkman") with respect to the Old Westbury Global Opportunities Fund. The Sub-Advisory
Agreement with Shenkman is incorporated by reference to
Exhibit 23(d)(iv) of Post-Effective Amendment No. 35 to the
Registrant's Registration Statement filed with the SEC on October 20, 2008 (Accession No. 0000930413-08-006088).

On September 23, 2008, the Board of Directors of the
Registrant approved an Amendment to Sub-Advisory Agreement dated September 24, 2008 among the Registrant, BIM and
Dimensional Fund Advisors LP ("Dimensional") with respect to the Old Westbury Global Small & Mid Cap Fund. The
Amendment to Sub-Advisory Agreement with Dimensional is incorporated by reference to Exhibit 23(d)(vii) of Post-
Effective Amendment No. 35 to the Registrant's Registration
Statement filed with the SEC on October 20, 2008 (Accession
No. 0000930413-08-006088).

On July 17, 2008, the Board of Directors of the Registrant approved a Fee Waiver Commitment Letter of BIM dated
October 15, 2007 with respect to the Old Westbury Real
Return Fund. The Fee Waiver Commitment Letter is incorporated by reference to Exhibit 23(d)(x) of Post-
Effective Amendment No. 35 to the Registrant's Registration
Statement filed with the SEC on October 20, 2008 (Accession
No. 0000930413-08-006088).

On July 17, 2008, the Board of Directors of the Registrant approved a Fee Waiver Commitment Letter of BIM dated
October 1, 2008 with respect to the Old Westbury Non-U.S.
Large Cap Fund. The Fee Waiver Commitment Letter is incorporated by reference to Exhibit 23(d)(xi) of Post-
Effective Amendment No. 35 to the Registrant's Registration
Statement filed with the SEC on October 20, 2008 (Accession
No. 0000930413-08-006088).